                           SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

  Filed by the registrant [X]

  Filed by a party other than the registrant [_]

  Check the appropriate box:

  [_]  Preliminary proxy statement

  [X]  Definitive proxy statement

  [_]  Definitive additional materials

  [_]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                            Hondo Oil & Gas Company
- --------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                            HONDO OIL & GAS COMPANY
- --------------------------------------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (Check the Appropriate box):

  [X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)

  [_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)

  [_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

  (1)  Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

  (2)  Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

  (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

- --------------------------------------------------------------------------------

  (4)  Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

  [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount previously paid:

- --------------------------------------------------------------------------------

  (2)  Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

  (3)  Filing party:

- --------------------------------------------------------------------------------

  (4)  Date filed:

- --------------------------------------------------------------------------------

                            HONDO OIL & GAS COMPANY
                 410 EAST COLLEGE BOULEVARD, ROSWELL, NM 88201

                               ----------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 24, 1994

                               ----------------

TO THE SHAREHOLDERS OF HONDO OIL & GAS COMPANY:

  NOTICE IS HEREBY GIVEN that the Annual Meeting of the shareholders of Hondo Oil & Gas Company will be held in the Second Floor Conference Room, United New Mexico Bank, 200 Lomas, N.W., Albuquerque, New Mexico, on Thursday, February 24, 1994 at 10:00 o'clock A.M., Albuquerque Time, for the following purposes:

    (1) To elect a board of eight directors;

    (2) To approve the Company's 1993 Stock Incentive Plan; and

    (3) To transact such other business as may properly come before the meeting, or any adjournment thereof.

  The Board of Directors has fixed January 4, 1994 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. Accordingly, only shareholders of record at the close of business on that date are entitled to vote at the meeting, or any adjournment thereof. Any shareholder who wishes to examine a list of the shareholders entitled to vote at the meeting may do so at the Company's office in Roswell, New Mexico, on and after February 14, 1994.

  Shareholders are cordially invited to attend the Annual Meeting. Regardless of whether you expect to attend the meeting in person, we urge you to read the attached Proxy Statement and sign, date and mail the accompanying proxy card in the enclosed postage-prepaid envelope. It is important that your shares be represented at the meeting, and your promptness will assist us in making necessary preparations for the meeting. If you receive more than one proxy card because your shares are registered in different names or addresses, each card should be completed and returned to assure that all your shares are voted.

  A copy of the Company's 1993 Annual Report is enclosed herewith. Please take time to read the report.

                                          By Order of the Board of Directors,

                                          C. B. McDaniel
                                          Secretary

Roswell, New Mexico
January 28, 1994

                            HONDO OIL & GAS COMPANY
                           410 EAST COLLEGE BOULEVARD
                           ROSWELL, NEW MEXICO 88201

                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 24, 1994

  This proxy statement is furnished to shareholders of Hondo Oil & Gas Company (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the 1994 Annual Meeting of Shareholders (the "Annual Meeting") at the time and place set forth in the attached Notice of Annual Meeting. This Proxy Statement was first mailed to shareholders on or about January 28, 1994. All costs of soliciting proxies will be borne by the Company.

  At the Annual Meeting, the Company's shareholders will be asked to consider and vote upon (1) the election of the eight nominees for directors named below and (2) the approval of the 1993 Stock Incentive Plan.

  Any shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person on each matter brought before the Annual Meeting. The accompanying proxy is also subject to revocation at any time before it is exercised by filing with the Secretary of the Company an instrument revoking the proxy or a duly executed proxy bearing a later date. All shares represented by each properly signed and returned proxy in the accompanying form, unless revoked, will be voted at the Annual Meeting, or at any adjournment thereof, in accordance with the instructions thereon. If no instructions are specified, the shares will be voted in favor of the election of the nominees for directors and approval of the 1993 Stock Incentive Plan. If any other matters are properly presented at the Annual Meeting, or any adjournment thereof, the persons voting the proxies will vote them in accordance with their best judgment.

  Votes cast by proxy or in person at the Annual Meeting will be counted by the persons appointed by the Company to act as election inspectors for the meeting. The election inspectors will treat shares represented by proxies that reflect abstentions as shares that are present and entitled to vote, for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to the shareholders for a vote. Abstentions, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality of "votes cast."

  The election inspectors will treat shares referred to as "broker non-votes" (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote that the broker or nominee does not have discretionary power to vote on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. However, for purposes of determining the outcome of any matter as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, those shares will be treated as not present and not entitled to vote with respect to that matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters).

  In the election of directors, shares present but not voting will be disregarded (except for quorum purposes) and the candidates for election receiving the highest number of affirmative votes of the shares entitled to be voted for them, up to the number of directors to be elected by those shares, will be elected and votes cast against a candidate or votes withheld will have no legal effect.

  Only holders of shares of the Company's common stock of record at the close of business on January 4, 1994 are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. On that date, there were 13,006,892 shares of common stock outstanding and entitled to one vote per share.

ADDITIONAL MATERIALS

  Enclosed with this Proxy Statement is a copy of the Company's 1993 Annual Report which is not to be regarded as proxy soliciting material or as a communication by means of which solicitation is made with respect to the Annual Meeting. Financial statements for the fiscal year ended September 30, 1993 are not made part of this Proxy Statement.

AVAILABILITY OF FORM 10-K

  SHAREHOLDERS MAY OBTAIN WITHOUT CHARGE A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1993, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, BY WRITING TO THE SECRETARY, HONDO OIL & GAS COMPANY, P.O. BOX 2208, ROSWELL, NEW MEXICO 88202.

SHAREHOLDER PROPOSALS

  To be considered for inclusion in the Proxy Statement and for consideration at the Annual Meeting, shareholder proposals must be submitted on a timely basis. Proposals for the 1995 Annual Meeting of Shareholders must be received by the Company no later than September 30, 1994. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

                             ELECTION OF DIRECTORS

INFORMATION REGARDING THE NOMINEES

  All of the current members of the Board of Directors listed below, except Messrs. Hoey and McDaniel, were elected at the 1993 Annual Meeting of Shareholders held on February 25, 1993.

  At the Annual Meeting eight directors are to be elected, each director to hold office until the next Annual Meeting. In the absence of contrary instructions, it is the intention of the persons named in the accompanying proxy to vote for the nominees listed below, all of whom constitute the current Board of Directors. A majority of the votes cast at the Annual Meeting shall be sufficient to elect a director. The Board of Directors recommends that shareholders vote FOR each of the nominees. In the event that any of the nominees should become unavailable for any reason, which the Board of Directors does not anticipate, it is intended that proxies will be voted for the election of those persons, if any, as shall be designated by the Board of Directors.

  Robert O. Anderson: Mr. Anderson, 76, has been a director and Chairman of the Board of the Company since January 19, 1988. He was President and Chief Executive Officer of the Company until December 1, 1993. He is also a director of Hondo Magdalena Oil & Gas Limited and Blue Nile Oil & Gas Company of Sudan Limited, Mackenzie Porcupine Pipeline Company, Pauley Pacific Inc. and The Anderson Company, and the President and Co-Chairman of the Board of Directors of The Hondo Company. He served as Chief Executive Officer of Atlantic Richfield Company from 1963 until 1982, as Chairman of the Board of Directors from 1965 until January 1986 and as a director until September 1986.

  John J. Hoey: Mr. Hoey, 54, became a director on June 2, 1993 and became President and Chief Executive Officer of the Company on December 1, 1993. He is also President and sole shareholder of Beneficial Capital Corp. of New York, an investment company with ownership in a number of public and private companies. From 1985 to 1992, he was associated with Atlantic Petroleum Corp. of Pennsylvania, including serving as President of Atlantic Refining and Marketing Corporation until its sale to Sun Co. in November 1988. From 1972 to 1984, Mr. Hoey held various executive positions in international banking and investment companies. From 1967 to 1971 he served in the U.S. Department of State in Saigon, South Vietnam. He is a director of GVC Corp., a publicly-held corporation.

  C. B. McDaniel: Mr. McDaniel, 49, became a director of the Company on November 15, 1993. He joined the Company as Counsel in June 1988 and became Secretary of the Company on November 30, 1988. He is also Secretary or Assistant Secretary of each of the Company's subsidiaries and director of Newhall Refining Co., Inc., Red-E-Crete, Inc., Pauley Transportation Inc., Via Verde Development Company, and The Anderson Company. From 1980 to 1988, he was employed as an attorney for Atlantic Richfield Company in Houston and Dallas, Texas, and from 1975 to 1980, he was in private practice of law in El Paso, Texas.

  Douglas G. McNair: Mr. McNair, 65, has been a director of the Company since February 25, 1993. He is an independent consultant for international transactions, marketing and negotiations. From 1985 to 1986 he was Vice President and Assistant to the Chairman and Chief Executive Officer of Atlantic Richfield Company. From 1977 to 1985, he was Vice President of Atlantic Richfield Company and worked with that company's subsidiary, Anaconda, in connection with international operations. From 1972 to 1977, he was Vice President of Atlantic Richfield Company in charge of international marketing. From 1970 to 1972, he was President and Chief Executive Officer of Atlantic Richfield Company's Brazilian marketing subsidiary.

  John F. Price: Mr. Price, 52, became a director of the Company on November 16, 1992 and is a director of Hondo Magdalena Oil & Gas Limited. He has been President of Princess Hotels International, Inc. and Lonrho Inc. and Executive Vice President of Princess Properties International Limited since March 1983. He was appointed an Associate Director of Lonrho Plc in 1991. He is a Chartered Accountant and joined the Lonrho group in 1969. He was appointed Managing Director of Lonrho (Zambia) Ltd. in 1974 and was Managing Director of Lonrho (Zimbabwe) Ltd. from 1979 to 1983.

  R. W. Rowland: Mr. Rowland, 76, has been a director of the Company since January 19, 1988 and is a director of Hondo Magdalena Oil & Gas Limited and Blue Nile Oil & Gas Company of Sudan Limited. He is Joint Managing Director and Chief Executive of Lonrho Plc, as well as the Co-Chairman of the Board of Directors of The Hondo Company. He was appointed a director and Joint Managing Director of Lonrho Plc in September 1961 and Chief Executive in April 1972. He is also a director of approximately 200 of the more than 800 companies comprising the Lonrho group worldwide, including Princess Hotels International, Inc. in the United States, of which he is Chairman of the Board.

  P.G.B. Spicer: Mr. Spicer, 65, has been a director of the Company since January 19, 1988. He has been an Executive Director of Lonrho Plc since October 1978 and became Deputy Chairman on December 18, 1991. He joined the Lonrho group in 1970 and is also a director of 55 other Lonrho group companies, including The Hondo Company.

  R. E. Whitten: Mr. Whitten, 53, has been a director of the Company since January 19, 1988. He has been an Executive Director of Lonrho Plc since July 1981, having joined the Lonrho group in 1978. He is also a director of some 50 other companies in the Lonrho group, including Princess Hotels International, Inc. and The Hondo Company.

EXECUTIVE OFFICERS

  The following is a list of the executive officers of the Company and their positions:

         OFFICER                                 POSITION
         -------                                 --------
      John J. Hoey          President, Chief Executive Officer
      I. P. Brownlow        Vice President, Treasurer, Chief Financial Officer
      C. B. McDaniel        Secretary and Counsel


  I. P. Brownlow: Mr. Brownlow, 36, joined the Company on June 1, 1989 as Deputy Chief Accounting Officer. He was appointed Vice President for Marketing and Information Services on November 1, 1991, and on September 1, 1992, became Treasurer and Chief Financial Officer. He is also Vice President and Treasurer of each of the Company's subsidiaries (except Hondo Magdalena Oil & Gas Limited and Blue Nile Oil & Gas Company of Sudan Limited). Mr. Brownlow is a Chartered Accountant and served with Ernst & Whinney in London. He has been seconded to the Company by Lonrho Plc. He joined the Lonrho group in 1986 and has served in financial functions with Lonrho in Central Africa and London prior to joining the Company.

  For descriptions of the other executive officers of the Company, see "Information Regarding the Nominees."

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS OF THE COMPANY

  The following table sets forth certain information concerning the beneficial ownership of the Company's common stock as of January 4, 1994, by (i) each person who is known by the Company to own beneficially more than five percent of the Company's common stock, (ii) the Company's directors and executive officers and (iii) all directors and executive officers as a group. To the Company's knowledge, The Hondo Company is the only person who beneficially owns more than five percent of the Company's common stock. The address of The Hondo Company is 410 East College Boulevard, Roswell, New Mexico 88201.

                                                  COMMON STOCK     PERCENTAGE OF
                                               BENEFICIALLY OWNED  COMMON STOCK
                                               ------------------  -------------
      The Hondo Company(1)                        10,150, 200          78.0%
      Robert O. Anderson                             See Note (1)      --
      I. P. Brownlow                                        0          --
      John J. Hoey                                          0          --
      C. B. McDaniel                                        0          --
      Douglas G. McNair                                     0          --
      John F. Price                                  See Note (1)      --
      R.W. Rowland                                   See Note (1)      --
      P.G.B. Spicer                                  See Note (1)      --
      R.E. Whitten                                   See Note (1)      --
      All directors and executive officers as
       a group                                       See Note (1)      --

(1) The shareholders of The Hondo Company and their approximate respective percentages of ownership of The Hondo Company as of the above date are set forth below:

                                                               PERCENTAGE OF
                                                             THE HONDO COMPANY
                   THE HONDO COMPANY SHAREHOLDER               COMMON STOCK
                   -----------------------------             -----------------
           Robert O. Anderson                                     40.002%
           Phelps Anderson, son of Robert O. Anderson             5.005%
           Robert B. Anderson, son of Robert O. Anderson          5.005%
           Lonrho, Inc.                                           49.988%

   Due to their shareholdings of The Hondo Company, Robert O. Anderson and Lonrho, Inc. may be deemed to have shared voting and investment power as to the shares owned by The Hondo Company. Due to its indirect ownership of 100% of the stock of Lonrho, Inc., Lonrho Plc may also be deemed to beneficially own such shares. The business addresses of the above-mentioned persons are as follows:

     Robert O. Anderson         Lonrho, Inc.        Lonrho Plc
     The Hondo Company          805 3rd Avenue      Cheapside House
     410 East College Blvd.     New York, NY 10022  138 Cheapside
     Roswell, New Mexico 88201                      London EC2V 6BL
                                                    England

  Messrs. Price, Rowland, Spicer and Whitten are directors and officers of Lonrho Plc and/or its subsidiaries. See "Information Regarding the Nominees" and "Certain Transactions." On July 6, 1993, Robert O. Anderson granted an option in favor of a subsidiary of Lonrho, Inc., to acquire up to 25% of the shares of The Hondo Company out of his holdings. The option may be exercised at any time on or before July 5, 1996. The exercise of the option is subject to prior commitments and pledges to lenders made by Robert O. Anderson with respect to the shares subject thereto.

COMMITTEES, ATTENDANCE AND COMPENSATION OF DIRECTORS

  The Company's Board of Directors has created and delegated certain of its authority to an Audit Committee and a Compensation and Benefits Committee. The Company does not have a standing Nominating Committee. The Bylaws authorize the establishment of an Executive Committee which possesses and may exercise all of the powers of the Board of Directors. No Executive Committee was appointed by the Board during the fiscal year.

  The Audit Committee currently consists of Messrs. Hoey, McNair and Price. The Audit Committee performs numerous functions, including making a review of management's selection of an independent accounting firm, meeting with the independent accounting firm to review the scope and conduct of the annual audit, reviewing the selection of acceptable accounting principles and making inquiries about and reviewing the Company's policies and procedures with respect to principles of business conduct, financial and accounting controls, areas of special concern and other related matters. During fiscal year 1993, the Audit Committee met on three occasions.

  The Compensation and Benefits Committee consists of Messrs. McNair, Price and Spicer. The primary functions of the Compensation and Benefits Committee are to review and determine salaries of officers, to review and approve officers' employment contracts, to review and establish Company policy with respect to compensation of all employees stock options and stock appreciation rights under the Company's 1993 Stock Incentive Plan, if approved by the shareholders. During fiscal year 1993, the Compensation and Benefits Committee met on three occasions.

  During fiscal year 1993, there were seven meetings of the Board of Directors. Messrs. Rowland and Whitten attended fewer than 75% of these meetings. Outside directors of the Company are paid $15,000 per year. Mr. McNair was paid $8,750 for services as an outside director during fiscal year 1993.

EXECUTIVE COMPENSATION

  The following tables set forth, for the fiscal year ended September 30, 1993, certain information concerning compensation paid to or accrued for the Chief Executive Officer ("CEO") and the four most highly compensated executive officers, other than the CEO, who were serving as executive officers on September 30, 1993.


                           SUMMARY COMPENSATION TABLE

                                                                 LONG TERM
                                    ANNUAL COMPENSATION         COMPENSATION
                             ---------------------------------- ------------
                                                     OTHER
                                                    ANNUAL        AWARD OF      ALL OTHER
                                  SALARY  BONUS COMPENSATION(1) OPTIONS/SARS COMPENSATION(2)
NAME AND PRINCIPAL POSITION  YEAR   ($)    ($)        ($)           (#)            ($)
- ---------------------------  ---- ------- ----- --------------- ------------ ---------------
Robert O. Anderson......     1993 268,750   --        --             --             --
 Chief Executive Offi-
  cer(3)                     1992 350,000   --        --             --             --
                             1991 350,000   --                       --             --
John J. Hoey............     1993  24,663   --        --             --             --
 Chief Executive Offi-
  cer(4)                     1992     --    --        --             --             --
                             1991     --    --                       --             --
I. P. Brownlow..........     1993 170,000   --        --             --             --
 Chief Financial Officer     1992 175,000   --        --             --             --
                             1991 103,000   --                       --             --
William W. Daily........     1993 145,702   --        --             --           7,063
 Vice President              1992 150,000   --        --             --           7,813
                             1991 150,000                            --           7,500
Charles B. McDaniel.....     1993 131,127   --        --             --           6,359
 Secretary                   1992 133,507 7,500       --             --           6,954
                             1991 131,303   --                     3,000          7,565

- --------
(1) "Other Annual Compensation" includes compensation for fiscal year 1992 and 1993 only, and perquisites and other personal benefits, securities or property only if the aggregate amount of such compensation exceeds 10% of the total of annual salary and bonus reported for the named executive officer.
(2) The amounts in this column are the matching contributions made by the Company under its profit sharing plan described below.
(3) Robert O. Anderson served as Chief Executive Officer until December 1,
    1993.
(4) John J. Hoey became Chief Executive Officer on December 1, 1993. Compensation shown under "Salary" is amount paid Mr. Hoey for services performed for the Company from June through September 1993.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUE

                                                        LONRHO PLC(1)     HONDO OIL & GAS
                                                      ------------------ ------------------
                                                                                                 VALUE OF
                                                          NUMBER OF          NUMBER OF         UNEXERCISED
                                                         UNEXERCISED        UNEXERCISED        IN-THE-MONEY
                                                       OPTIONS/SARS AT    OPTIONS/SARS AT    OPTIONS/SARS AT
                                                      SEPTEMBER 30, 1993 SEPTEMBER 30, 1993 SEPTEMBER 30, 1993
                                                             (#)                (#)                ($)
                         SHARES ACQUIRED    VALUE        EXERCISABLE/       EXERCISABLE/       EXERCISABLE/
          NAME           ON EXERCISE (#) REALIZED ($)   UNEXERCISABLE      UNEXERCISABLE      UNEXERCISABLE
          ----           --------------- ------------ ------------------ ------------------ ------------------
Robert O. Anderson......        --            --        115,711/35,000                             0/0
I. P. Brownlow..........        --            --         11,550/26,248                           0/12,684
William W. Daily........        --            --          10,000/7,000                             0/0
Charles B. McDaniel.....        --            --          12,832/7,000      2,000/3,000            0/0

- --------
(1) The Board of Directors of Lonrho Plc grants options to employees of companies in which Lonrho Plc owns an interest. See "Security Ownership of Management and Certain Beneficial Owners of the Company." The options are granted under plans adopted and administered by Lonrho Plc.

  There were no individual grants of stock options (whether or not in tandem with stock appreciation rights ("SARs"), or freestanding SARs made during the fiscal year ended September 30, 1993, to the named executive officers.

  There were no awards made to the named executive officers in the fiscal year ended September 30, 1993, under any long-term incentive plan.

  The Company's defined benefit retirement plan was terminated on December 31, 1989. No other defined benefit or actuarial plan exists with respect to the named executive officers. The Company has made available to all full-time administrative employees who have completed at least one year of service a defined contribution profit sharing plan ("401(k) Plan"). Qualifying employees may contribute up to 10% of their annual earnings, but not in excess of the maximum allowed by Internal Revenue Service regulations, and the Company will match employee contributions up to a maximum of 5% of an employee's annual earnings. Matching contributions made by the Company under the 401(k) plan for the benefit of the named executive officers are included in the "Summary Compensation Table."

  The Company has no employment contracts or termination of employment and change-in-control arrangements with the named executive officers. During the fiscal year ended September 30, 1993, no adjustments or amendments of the exercise price of stock options or SARs previously awarded to the named executive officers were made.

 Compensation and Benefits Committee Report

  To: The Board of Directors

    As members of the Compensation and Benefits Committee, it is our duty to review and approve officers' employment contracts, to review and establish company policy with respect to compensation of all employees and to make recommendations to the Board regarding the grant of stock options.

    Fiscal 1993 has been a year of enormous challenge to the Company caused by a very critical cash position and prior year losses, now largely stemmed. Hondo's principal effort, against the above background, was to continue work in the Magdalena Basin by obtaining a financially strong and technically expert partner. This has been accomplished.

    Due to the above, the Board has taken strong measures to decrease all expenses with the area of remuneration being of particular concern of the Committee. Staff has been greatly reduced, with Hondo personnel falling from 19 to 14 and the whole Fletcher payroll being eliminated as of the end of September. Executive salaries have also been diminished.

    During 1993, the compensation of R.O. Anderson, who resigned as CEO effective December 1, 1993, was reduced from $350,000 to $275,000 in January and again to $175,000 in July. Phelps Anderson resigned from the Board and the Company in June 1993.

    Concomitant with R.O. Anderson's resignation as CEO the Board appointed one of its outside Directors, John J. Hoey to that position. Mr. Hoey had been elected to the Board in June when he immediately began to spend much, if not most, of his time on Company matters. Mr. Hoey's compensation is $150,000 yearly; pending stockholders approval the Board has granted him options of 100,000 shares of the Company's common stock.

    Mr. Hoey's duties are specific. He is to take whatever actions are required to control expenses, keeping these to a minimum and commensurate with the Company's cash flow. He is to dispose of the Company's remaining real estate assets, he must manage Hondo's Colombian venture under either of two scenarios - success or failure. He is responsible to the Board and stockholders for the day to day operations of the Company.

    In November 1993, the Committee recommended an incentive stock option plan which the Board has approved. This plan will be submitted to the stockholders in February 1994 for final approval. The plan is for 350,000 shares of Hondo common stock. If approved, three executives will be granted options with an option price of $7.50 a share as per the following table:

                         John J. Hoey         100,000 shares
                         I.P. Brownlow         15,000 shares
                         C.B. McDaniel         15,000 shares

    The Board is also recommending that outside directors be awarded options under the 1993 plan in the amount of 15,000 shares at fair market value on the date of the grant.

    Both the Committee and the Board feel there is a real need for a stock option plan given the present difficulties the Company is facing and a future which depends entirely on success in its Colombian venture. Without such an incentive it might prove difficult to keep the few key executives the Company still has.

    Finally, an annual fee of $15,000 was approved for outside Directors. At present there is only one such outside director, Douglas G. McNair.

                                          Compensation and Benefits Committee

                                          Douglas G. McNair, Chairman John F.
                                          Price P.G.B. Spicer

  Date: January 25, 1994

  The above report of the Compensation and Benefits Committee will not be deemed to be incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates same by reference.

 Compensation Committee Interlocks and Insider Participation in Compensation Decisions

  Messrs. Price and Spicer, members of the Compensation and Benefits Committee, are also Associate Director and Executive Director, respectively, of Lonrho Plc. See "Security Ownership of Management and Certain Beneficial Owners of the Company" and "Certain Transactions."

 Performance Graph

  The following graph compares the yearly change in the Company's cumulative total shareholder return on its common stock to that of the American Stock Exchange Market Index and a group of peer companies engaged in oil and gas exploration and production.



                             [GRAPH APPEARS HERE]



              COMPARISON OF FIVE YEAR CUMULATIVE RETURN
       AMONG HONDO OIL & GAS CO., AMEX MARKET INDEX AND PEER GROUP INDEX

                                   ---------    --------    --------
                                                 AMEX        PEER
                                   HONDO OIL     MARKET      GROUP
                                   & GAS CO.     INDEX       INDEX
                                   ---------    --------    --------
          OCT.   1, 1988           $   100      $   100     $   100
          SEPT. 30, 1989           $    91      $   134     $   126
          SEPT. 30, 1990           $    93      $   110     $   130
          SEPT. 30, 1991           $   109      $   130     $   145
          SEPT. 30, 1992           $    60      $   134     $   128
          SEPT. 30, 1993           $    57      $   161     $   155




                     ASSUMES $100 INVESTED ON OCT. 1, 1988
                          ASSUMES DIVIDENDS REINVESTED
                        FISCAL YEAR ENDING SEP. 30, 1993

  The stock price performance depicted in the above graph is not necessarily indicative of future price performance. The Performance Graph will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act 1934, except to the extent that the Company specifically incorporates same by reference.

REPORTS UNDER SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

  Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the American Stock Exchange and to furnish the Company with copies.

  Based on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that, from October 1, 1992 to September 30, 1993, all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with except that two reports, covering a number of transactions in two months, were filed late by William R. Pagen. These reports were filed after Mr. Pagen's resignation from the Board of Directors and were not more than seven days late in either instance.

CERTAIN TRANSACTIONS

  Certain officers and employees of the Company (including Messrs. Robert O. Anderson and Mr. Brownlow) provide services to The Hondo Company. For the fiscal year ended September 30, 1993, the Company made a charge to The Hondo Company of $91,000 for these services. The Company believes that there is no incremental cost to the Company in excess of that charged for these services.

  On November 30, 1988, the Company made a private placement of a $75,000,000 13.5% Senior Subordinated Note to Thamesedge Ltd., a wholly owned subsidiary of Lonrho Plc. See "Security Ownership of Management and Certain Beneficial Owners of the Company." The terms of the transaction were approved by the Board of Directors upon the recommendation of a special committee of the Board appointed to review the transaction. Messrs. Rowland, Spicer and Whitten took no part in these considerations. The terms are substantially the same as those which were under discussion and negotiation with an underwriter for a public offering of a similar debt instrument.

  During the fiscal years ended September 30, 1991 and 1992, the Company entered into and amended a loan agreement with Lonrho Plc pursuant to which it borrowed the sum of $32,000,000. See "Security Ownership of Management and Certain Beneficial Owners of the Company." The interest rate of the loan is similar to that in the Company's former working capital loan with a bank for its refining and marketing operations. The terms of the loan, and all amendments thereto, were approved by all of the disinterested directors of the Company.

  On December 18, 1992, the Company entered into an agreement with Lonrho Plc and Thamesedge Ltd. to defer interest and principal payments on the loans described above. On April 30, 1993, Lonrho Plc loaned the Company an additional $3,000,000, and as security the Company granted to Lonrho Plc a mortgage on certain real property. On June 25, 1993, Lonrho Plc loaned the Company an additional $4,000,000 (of which $3,000,000 was advanced as of September 30, 1993), and as security the Company granted to Lonrho Plc a mortgage on certain other real property. The interest rate of the new loans is the same as that for other loans from Lonrho Plc. The terms of the agreement to defer interest and principal payments and the terms of the new loans were approved by all of the disinterested directors of the Company.

  F. E. Wright, a subsidiary of Lonrho Plc, acts as insurance broker for certain of the Company's policies of insurance. See "Security Ownership of Management and Certain Beneficial Owners of the Company." The insurance companies who provide the policies are those from whom coverage could be obtained by the use of other independent insurance brokers. The terms of these policies are identical to the ones which could be obtained through any independent broker. Management believes that F. E. Wright is able to obtain more favorable premiums for certain of the Company's insurance coverage by virtue of inclusion in the larger, group-wide "Lonrho Global Program." During the fiscal year ended September 30, 1993, the Company paid commissions of $19,500 to F. E. Wright.

                         APPROVAL OF THE COMPANY'S 1993
                              STOCK INCENTIVE PLAN

GENERAL

  The Company's 1993 Stock Incentive Plan (sometimes referred to herein as the "Plan") was approved by the Company's Board of Directors on November 15, 1993. The purpose of the Plan is to attract, motivate, retain and reward key employees (including officers) of the Company and its subsidiaries and certain other eligible persons. The Plan includes an automatic award feature to attract, motivate and retain experienced and knowledgeable outside directors through the grant of a fixed award to them (the "Director Award"). Typically, the only consideration received by the Company for the grant of an award will be past services and/or the expectation of future services. The following summary is qualified in its entirety by reference to the Plan, which is set forth in Exhibit A attached hereto. Capitalized terms not otherwise defined herein have the meaning specified in the Plan.

  The Plan consists of two parts: the Key Employee Program under which options (both incentive and non-qualified) and stock appreciation rights may be granted to officers, key employees and certain other individuals who perform significant services for the Company or one of its subsidiaries; and the Director Award under which a non-qualified option will be automatically granted to each eligible non-employee director under certain circumstances. Mr. McNair is the only director currently eligible for the Director Award.

ADMINISTRATION

  The Director Award feature of the Plan is, to the extent possible, self effectuating. The Plan is administered by the Compensation and Benefits Committee composed of three or more directors appointed from time to time by the Board of Directors of the Company (the "Committee"). The Committee has considerable discretion under the Plan. See Section 1.2 of the Plan. The Committee members are Messrs. McNair, Price and Spicer.

SHARES SUBJECT TO THE PLAN

  The shares available under the Plan are authorized but unissued shares of the Company's common stock, $1.00 par value. The aggregate amount of the stock issuable upon exercise of all options and stock appreciation rights granted under the Plan may not exceed 350,000 shares, subject to adjustment upon the occurrence of certain events such as a stock split or dividend, reorganization, merger, recapitalization, consolidation or other similar corporate change. Of the 350,000 shares, 305,000 shares are designated for grants to officers (who may also be directors), key employees and certain other eligible persons under the Key Employee Program, and 45,000 shares are designated for the automatic grants to outside directors. A grant to any one individual under the Key Employee Program may not exceed 100,000 shares in any one-year period. If any option or right granted under the Plan expires or terminates without having been exercised in full, the unissued shares will again be available for issuance pursuant to the Plan.

ELIGIBILITY

  Officers and certain other key employees of the Company are eligible for grants of options by the Committee. In addition, certain other eligible persons (including significant agents and consultants) who perform substantial services for the Company or one of its subsidiaries of a nature similar to those performed by key employees may also be eligible. The Committee determines which eligible persons will receive awards under the Key Employee Program and the amount of those awards. Members of the Committee are not, while members of the Committee, eligible to receive discretionary grants of options or stock appreciation rights under the Key Employee Program. Under the Plan, each director who is not an officer or employee of the Company or any holder of more than 10% of the common stock of the Company is automatically granted an option over 15,000 shares on the date of his or her election.

  There is no maximum number of shares subject to stock option or other stock awards (other than the one-year limit for one individual), or limit on the number of awards, which may be granted to any eligible individual under the Plan, except under the Director Award Program. The Plan is not exclusive. A person who holds an award may be granted additional awards under the Plan or under other plans or by appropriate authorization of the Board or the Committee without reference to a specific plan.

  The Board may also grant to a holder of an award under the Key Employee Program, if he or she is otherwise eligible and (where consent is required) consents, a new or modified award in lieu of an award previously granted with respect to a number of shares, at an exercise price and for a length of time, which is greater or lesser than under the earlier award, or may do so by cancellation and regrant, amendment, substitution or otherwise, subject only to the general limitations described in the Plan or under applicable law.

TERMS OF EXERCISE OF OPTIONS

 Key Employee Options

  The purchase price of each share of stock covered by an option granted under the Plan is determined by the Committee, but in no event may such price be less than 100% of the Fair Market Value (as defined in the Plan) of such share on the date such option is granted. Options generally are exercisable in such installments as the Committee may determine. In no event, however, may an option be exercisable prior to six months, or after five years, from the date of grant. The Committee may designate each option as a "non-qualified" or an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code. For a summary of the differences in the tax treatment of the two types of options, see "Federal Income Tax Consequences" below.


  An option holder may pay the option exercise price (i) in cash or by check,
(ii) by delivery of previously acquired shares of common stock provided, however, that the Committere may disallow payment in such form, (iii) by the promissory note (consistent with the terms of Section 1.8 of the Plan) of the option holder if authorized by the Committee or the applicable award agreement and (iv) by notice and third party payment in such manner as may be authorized by the Committee.

 Director Awards

  The purchase price of an option automatically granted under the Plan is not less than Fair Market Value on the date of grant. One-half the option is exercisable six months after the date of grant, and the remainder of the option is exercisable 18 months after the date of grant. An option under the Director Award feature is a "non-qualified stock option" (see "Federal Income Tax Consequences" below) and the option price may be paid in cash or previously owned shares of common stock or in any combination of the foregoing. An option terminates in all events five years after the date of grant, or earlier: (i) in the event of death or disability of the holder, 12 months after the date of death or disability; or, (ii) in the event the holder no longer serves as a director of the Company, three months after the date of such termination (options not then exercisable expire on the date of such termination).

STOCK APPRECIATION RIGHTS

  A stock appreciation right ("SAR") is a right to receive payment based on the appreciation in the fair market value of a share of common stock from the date of grant to the date of exercise. SARs are only granted to key employees and other eligible persons under the Plan. The Committee may grant such rights concurrently with an option covering the same number of shares or in respect of an outstanding option. Unless an individual award agreement otherwise provides, such right is exercisable only to the extent that the option to which it is attached is exercisable. The number of shares with respect to which SARs are exercised will be charged against the aggregate amount of common stock available under the Plan.

  Upon exercise of an SAR and surrender of the related option, the Company will pay the holder an amount equivalent to the difference between the fair market value of a share of common stock of the Company on the date of exercise and the exercise price of the stock appreciation right, times the number of shares with respect to which the right is exercised. The amount may be paid in cash, common stock or a combination thereof, subject to the discretion of the Committee.

CONTINUATION OF EMPLOYMENT

  No option or SAR will be exercisable unless the recipient remains in the continuous employment of the Company or its subsidiaries for at least six months following the applicable date of grant.

  Upon the date a recipient is no longer employed by the Company for any reason, the recipient's options under the Key Employee Program which have not yet become exercisable usually will terminate, while options which have become exercisable usually must be exercised within three months from such date, or one year from such date if the termination of employment is a result of retirement, death or total disability. Such periods, however, cannot exceed the expiration dates of the options and are subject to extension, acceleration of ability to exercise or amendment in the discretion of the Committee, all as described in the Plan. SARs have the same termination provisions as the options to which they relate.

ACCELERATION OF AWARDS, CHANGE IN CONTROL, ADJUSTMENTS

  Upon the occurrence of a merger, liquidation, sale of all the assets, or change in control, which constitutes a "Change in Control Event" (as defined in the Plan), each option and each SAR previously granted under the Key Employee Program will immediately become exercisable. Such acceleration will automatically occur unless the Committee, prior the Change in Control Event, determines otherwise. The Committee may (subject to the consent of the holder, where required) substitute awards or modify the terms and conditions or an outstanding award, among other changes, to extend the term, accelerate vesting, reduce the price or otherwise preserve or enhance intended benefits, subject to the other limits of the Plan. An option under the Director Award feature will terminate upon an event or transaction which the Company does not survive, provided that the holder has been given a right to exercise the option prior to its temrination, or an adjustment to the option is made as a part of the transaction.

OPTIONS GRANTED

  On November 15, 1993, the Committee granted options, subject to approval of the Plan by the shareholders, as follows:


     Name and Position                                Number of Shares
     -----------------                                ----------------
     John J. Hoey, Chief Executive Officer, Director    100,000 shares
     Ian P. Brownlow, Chief Financial Officer            15,000 shares
     C.B. McDaniel, Secretary and Counsel, Director      15,000 shares

The exercise price for the options is $7.50 (the Fair Market Value of the common stock on November 15, 1993 was $6.50), and one-half the options granted will be exercisable six months after the date of grant, or May 15, 1994, and the remainder will be exercisable 18 months after the date of grant, or May 15, 1995. The options are to be treated as incentive stock options to the extent permitted under the Internal Revenue Code ($100,000 in value determined as of the date of grant) and the remainder, as non-qualified options. See "Federal Income Tax Consequences" below.

  On November 15, 1993, through the Board of Directors' approval of the Plan, but subject to approval of the Plan by the shareholders, Mr. McNair was granted an option over 15,000 shares, at the same price and with the same vesting schedule as described above. The option is a non-qualified option.

  No specific valuation of these options was made. The potential realizable value at an assumed annual rate of stock appreciation for the option term at 5% would be $79,583 for Mr. Hoey's option, and $11,937 for the options of Messrs. Brownlow, McNair and McDaniel. This potential realizable value is based solely upon an arbitrarily assumed rate of appreciation used in other SEC regulations. Actual gains, if any, on options are dependent on the future performance of the Company's common stock, overall stock market conditions, and other factors. No other determinations have been made with respect to other persons to be granted awards under the Plan.

  On January 19, 1994 the fair market value of a share of common stock was $6.38.

FEDERAL INCOME TAX CONSEQUENCES

  The federal income tax consequences of the Plan under current federal law, which is subject to change, are summarized in the following discussion which deals with the general tax principles applicable to the Plan. State and local tax consequences are beyond the scope of this summary.

Non-Qualified Stock Options

  No taxable income will be realized by an optionee upon the grant of a non-qualified stock option. Upon exercise of a non-qualified stock option, the optionee will realize ordinary income in an amount measured by the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will be entitled to a corresponding deduction. Upon a subsequent disposition of the shares, the participant will realize short-term or long-term capital gain or loss measured by the difference between the fair market value of the shares on the date of exercise and the amount realized upon disposition of the shares. The Company will not be entitled to any further deduction at that time.

Incentive Stock Options

  An optionee who receives an incentive stock option will not be treated as receiving taxable income upon the grant of the option or upon the exercise of the option. However, any appreciation in share value from the date of grant to the date of exercise will be an item of tax preference in determining liability for the alternative minimum tax. If stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two years from the date of grant of the option or within one year after the date of exercise, any gain or loss resulting from disposition of the stock will be treated as long-term capital gain or loss. If stock acquired upon exercise of an incentive stock option is disposed of prior to the expiration of such holding periods

(a "disqualifying disposition"), the optionee will realize ordinary income in the year of such disposition in an amount equal to the excess of the fair market value of the stock on the date of exercise over the exercise price. Any gain in excess of that ordinary income amount generally will be taxed at capital gains rates. However, under a special rule, the ordinary income realized upon a disqualifying disposition will not exceed the amount of the optionee's gain.

  The Company will not be entitled to any deduction as a result of the grant or exercise of an incentive stock option or on a later disposition of the stock received, except that in the event of a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

Stock Appreciation Rights

  At the time of receiving an SAR the participant will not recognize any taxable income. Likewise, the Company will not be entitled to a deduction for the SAR. Upon the exercise of an SAR, the participant will generally recognize ordinary income in an amount equal to the cash and/or fair market value of the shares received. If a participant receives stock, then the amount recognized as ordinary income becomes the participant's tax basis for determining gains or losses (taxable either as short-term or long-term capital gain or loss, depending on whether or not the shares are held for more than one year) on the subsequent sale of such stock. The holding period for such shares commences as of the date ordinary income is recognized. The Company will be entitled to a deduction in the amount and at the time that the participant first recognizes ordinary income.

Special Rules Governing Persons Subject to Section 16(b)

  Under the federal tax law, special rules may apply to participants in the Plan who are subject to the restrictions on resale of the common stock under
Section 16(b) of the Securities Exchange Act. These rules, which effectively take into account the Section 16(b) restrictions, apply in limited circumstances and may impact the timing and/or amount of income recognized by these persons with respect to certain stock-based awards under the Plan.

Limitations on Deductibility

  If, as a result of certain changes in control of the Company, a participant's options or SARs become immediately exercisable the additional economic value, if any, attributable to the acceleration may be deemed a "parachute payment." The additional value will be deemed a parachute payment if such value, when combined with the value of other payments which are deemed to result from the change in control, equals or exceeds a threshold amount equal to 300% of the participant's average annual taxable compensation over the five calendar years preceding the year in which the change in control occurs. In such case, the excess of the total parachute payments over such participant's average annual taxable compensation will be subject to a 20 percent non-deductible excise tax in addition to any income tax payable. The Company will not be entitled to a deduction for that portion of any parachute payment which is subject to the excise tax. A "change in control" for these purposes is defined in Section 5.1(g) of the Plan.

  Effective January 1, 1994, the amount which may be deducted by the Company with respect to compensation paid to the Chief Executive Officer and four other most highly compensated executives is limited to $1,000,000 per tax year for each individual. Notwithstanding the preceding sentence, certain awards under the Plan and certain other compensation paid by the Company may be exempt from the $1,000,000 because of a "performance-based" compensation exception.

AMENDMENT AND TERMINATION

  The Board of Directors or the Committee may at any time suspend, amend or terminate the Plan; provided that, except for certain adjustments made in the event of a change in the outstanding shares of common stock of the company, no amendment or modification may be adopted which would increase the maximum number of shares of stock issuable under the Plan, modify the requirements for participation in the Plan or materially increase the benefits accruing to participants in the Plan without the approval of the holders of a majority of the Company's outstanding capital stock entitled to vote at a meeting held for the purpose of approving such amendment. Amendments to the Plan that are permitted without shareholder approval could increase the costs to the Company of the Plan. The amendment, suspension or termination of the Plan will not alter or impair any rights or obligations under any option or right theretofore granted under the Plan without the consent of the holder of such option or right.

TERM OF THE PLAN

  Unless previously terminated by the Company's Board of Directors or the Committee in accordance with the provisions discussed above, the Plan will terminate on November 14, 2003, and no option or right will be granted under it thereafter, but such termination will not affect any option or right previously granted.

VOTE REQUIRED

  The affirmative vote of holders of a majority of the shares of common stock present or represented and entitled to vote at the Annual Meeting is required for approval of the 1993 Stock Incentive Plan.

  Subject to approval by the shareholders, Messrs. Hoey, McDaniel and McNair have received options under the Plan and Messrs. Hoey and McDaniel may receive additional options under the Plan. Because of this personal interest in the Plan, each abstained from voting upon it. The Board believes that the Plan is in the best interests of the Company and its shareholders and, accordingly, has approved the Plan. The Board of Directors recommends a vote FOR the approval of the 1993 Stock Incentive Plan.


                                 OTHER MATTERS

  The Board of Directors knows of no matters which are likely to be brought before the Annual Meeting other than those listed in the attached Notice of Annual Meeting. If any other matters should properly come before the Annual Meeting or any adjournment thereof, the persons named on the enclosed proxy card will vote all proxies given to them in accordance with their best judgment on such matters.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

  The Company engaged Ernst & Young as principal independent public accountants for the audit of the Company's financial statements for the fiscal year ended September 30, 1993. Representatives of Ernst & Young are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. The Company has not yet selected its certified public accountants for the current fiscal year.

                            SOLICITATION OF PROXIES

  Solicitation of proxies is to be conducted primarily by mail, although officers and other employees of the Company, without receiving additional compensation therefor, may also solicit proxies by telephone, telegraph or personal interview. Arrangement may be made with brokerage houses and with the Company's transfer agent, Chemical Trust Company of California, Los Angeles, California, to send notices, proxy statements, proxies and other materials to shareholders. The cost for these services is estimated to be nominal. All costs of soliciting proxies will be borne by the Company.

                                        By Order of the Board of Directors,

                                        C. B. McDaniel
                                        Secretary

January 28, 1994

                                   EXHIBIT A

                            HONDO OIL & GAS COMPANY

                           1993 STOCK INCENTIVE PLAN

I. THE PLAN.

 1.1 Purpose

  The purpose of this Plan is to attract, motivate, retain and reward key employees, including officers, whether or not directors, of the Company and certain other eligible persons by providing incentives related to equity interests in and the financial performance of the Company. In addition, the purpose of the Plan is to attract, motivate and retain experienced and knowledgeable independent directors through the benefits provided under Article
VI. Capitalized terms are defined in Article V.

 1.2 Administration and Authorization; Power and Procedure.

  (a) Committee. This Plan shall be administered by and all Awards to Eligible Employees shall be authorized by the Committee. Action of the Committee with respect to the administration of this Plan shall be taken pursuant to a majority vote or by written consent of its members.

  (b) Plan Awards; Interpretation; Powers of Committee. Subject to the express provisions of this Plan, the Committee shall have the authority:

    (i) to determine from among those persons eligible the particular Eligible Employees who will receive any Awards;

    (ii) to grant Awards to Eligible Employees, determine the price at which securities will be offered or awarded and the amount of securities to be offered or awarded to any of such persons, and determine the other specific terms and conditions of such Awards consistent with the express limits of this Plan, and establish the installments (if any) in which such Awards shall become exercisable, or determine that no delayed exercisability is required, and establish the events of termination of such Awards;

    (iii) to approve the forms of Award Agreements (which need not be identical either as to type of award or among Eligible Employees);

    (iv) to construe and interpret this Plan and any agreements defining the rights and obligations of the Company and Eligible Employees under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan;

    (v) to cancel, modify, or waive the Corporation's rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding Awards held by Eligible Employees, subject to any required consent under Section 4.6;

    (vi) to accelerate or extend the exercisability or extend the term of any or all such outstanding Awards (including, without limitation, in the event of termination of employment, death, a change in control, reorganization or other circumstances deemed appropriate by the Committee) within the maximum five-year term of Awards under Section 1.6; and

    (vii) to make all other determinations and take such other action as contemplated by this Plan or as may be necessary or advisable for the administration of this Plan and the effectuation of its purposes.

Notwithstanding the foregoing, the provisions of Article VI relating to Non-Employee Director Awards shall be automatic and, to the maximum extent possible, self-effectuating, and the discretion of the Committee shall not extend to such Awards in any manner that would be impermissible under Rule 16b-3(c)(2).

  (c) Binding Determinations. Any action taken by, or inaction of, the Corporation, any Subsidiary, the Board or the Committee relating or pursuant to this Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. No member of the Board or Committee, or officer of the Corporation or any Subsidiary, shall be liable for any such action or inaction of the entity or body, of another person or, except in circumstances involving bad faith, of himself or herself. Subject only to compliance with the express provisions hereof, the Board and Committee may act in their absolute discretion in matters within their authority related to this Plan.

  (d) Reliance on Experts. In making any determination or in taking or not taking any action under this Plan, the Committee or the Board, as the case may be, may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer or agent of the Company shall be liable for any such action or determination taken or made or omitted in good faith.

  (e) Delegation. The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company.

 1.3 Participation.

  Awards may be granted by the Committee only to those persons that the Committee determines to be Eligible Employees. An Eligible Employee who has been granted an Award may, if otherwise eligible, be granted additional Awards if the Committee shall so determine, subject to the limitations of Section 1.4. Non-Employee Directors shall not be eligible to receive any Awards except for Non-Qualified Stock Options granted automatically without action of the Committee under the provisions of Article VI.

 1.4 Shares Available for Awards.

  Subject to the provisions of Section 4.2, the capital stock that may be delivered under this Plan shall be shares of the Corporation's authorized but unissued Common Stock and any shares of its Common Stock held as treasury shares.

  (a) Number of Shares; Individual Limit. The maximum number of shares of Common Stock that may be delivered pursuant to Awards granted to Eligible Employees under this Plan shall not exceed 305,000 shares, and the maximum number of shares of Common Stock that may be delivered under the provisions of
Article VI shall not exceed 45,000 shares, in each case subject to adjustments contemplated by Section 4.2. The maximum number of shares of Common Stock which may be delivered pursuant to Awards granted during any one-year period to any individual Eligible Employee under this Plan shall not exceed 100,000, subject to adjustments contemplated by Section 4.2.

  (b) Calculation of Available Shares and Replenishment. Shares subject to outstanding Awards of derivative securities (as defined in Rule 16a-1(c) under the Exchange Act) shall be reserved for issuance. If any option or other right to acquire shares of Common Stock under an Award shall expire or be cancelled or terminated without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan, subject to any applicable limitations under Rule 16b-3. If a Stock Appreciation Right or similar right is exercised, the number of shares of Common Stock to which such exercise relates under the applicable Award shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan and, if applicable, such Award. If the Corporation withholds shares of Common Stock pursuant to Section 4.5, the number of shares that would have been deliverable with respect to an Award but that are withheld pursuant to the provisions of Section 4.5 may in effect not be issued, but the aggregate number of shares issuable with respect to the applicable Award and under the Plan shall be reduced by the number of shares withheld and such shares shall not be available for additional Awards under this Plan.

 1.5 Grant of Awards.

  Subject to the express provisions of this Plan, the Committee shall determine the number of shares of Common Stock subject to each Award, and the price (if any) to be paid for the shares or the Award. Each Award shall be evidenced by an Award Agreement signed by the Corporation and, if required by the Committee, by the Participant.

 1.6 Award Period.

  Each Award and all executory rights or obligations under the related Award Agreement shall expire on such date (if any) as shall be determined by the Committee, but not later than five (5) years after the Award Date.

 1.7 Limitations on Exercise and Vesting of Awards.

  (a) Provisions for Exercise.

  No Award shall be exercisable until at least six months after the initial Award Date, and once exercisable an Award shall remain exercisable until the expiration or earlier termination of the Award, unless the Committee otherwise provides.

  (b) Procedure. Any exercisable Award shall be deemed to be exercised when the Secretary of the Corporation receives written notice of such exercise from the Eligible Employee, together with any required payment made in accordance with
Section 2.2.

  (c) Fractional Shares/Minimum Issue. Fractional share interests shall be disregarded, but may be accumulated. The Committee, however, may determine in the case of Eligible Employees that cash, other securities, or other property will be paid or transferred in lieu of any fractional share interests. No fewer than 100 shares may be purchased on exercise of any Award at one time unless the number purchased is the total number at the time available for purchase under the Award.

 1.8 Acceptance of Notes to Finance Exercise.

  The Corporation may, with the Committee's approval, accept one or more notes from any Eligible Employee in connection with the exercise or receipt of any outstanding Award; provided that any such note shall be subject to the following terms and conditions:

    (a) The principal of the note shall not exceed the amount required to be paid to the Corporation upon the exercise or receipt of one or more Awards under the Plan and the note shall be delivered directly to the Corporation in consideration of such exercise or receipt.

    (b) The initial term of the note shall be determined by the Committee; provided that the term of the note, including extensions, shall not exceed a period of five (5) years.

    (c) The note shall provide for full recourse to the Eligible Employee and shall bear interest at a rate determined by the Committee but not less than the applicable imputed interest rate specified by the Code.

    (d) If the employment of the Eligible Employee terminates, the unpaid principal balance of the note shall become due and payable on the 10th business day after such termination; provided, however, that if a sale of such shares would cause such Eligible Employee to incur liability under
  Section 16(b) of the Exchange Act, the unpaid balance shall become due and payable on the 10th business day after the first day on which a sale of such shares could have been made without incurring such liability assuming for these purposes that there are no other transactions by the Eligible Employee subsequent to such termination.

    (e) If required by the Committee or by applicable law, the note shall be secured by a pledge of any shares or rights financed thereby in compliance with applicable law.

    (f) The terms, repayment provisions, and collateral release provisions of the note and the pledge securing the note shall conform with applicable rules and regulations of the Federal Reserve Board as then in effect.

 1.9 No Transferability.

  Awards may be exercised only by, and amounts payable or shares issuable pursuant to an Award shall be paid only to (or registered only in the name of), the Eligible Employee or, if the Eligible Employee has died, the Eligible Employee's Beneficiary or, if the Participant has suffered a Disability, the Eligible Employee's Personal Representative, if any, or if there is none, the Eligible Employee, or (to the extent, if any, permitted by applicable law and Rule 16b-3) to a third party pursuant to such conditions and procedures as the Committee may establish in the Award Agreement or by amendment thereto. Other than by will or the laws of descent and distribution or pursuant such other exceptions to transfer restrictions under Rule 16b-3 and applicable law as may hereafter be so authorized (and, in the case of an Incentive Stock Option, consistent therewith), no right or benefit under this Plan or any Award shall be transferrable by the Eligible Employee or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge (other than to the Corporation) and any such attempted action shall be void. The Corporation shall disregard any attempt at transfer, assignment or other alienation prohibited by the preceding sentences and shall pay or deliver any cash or shares of Common Stock issuable on exercise of an Award in accordance with the provisions of this Plan. The designation of a Beneficiary hereunder shall not constitute a transfer for these purposes. The restrictions set forth herein shall not apply to shares actually issued on exercise of Awards, except as to the extent required by Section 4.4 or by the Committee in the Award Agreement.

II. OPTIONS.

 2.1 Grants.

  One or more Options may be granted under this Article to any Eligible Employee. Each Option granted may be either an Option intended to be an Incentive Stock Option, or not so intended, and such intent shall be indicated in the applicable Award Agreement.

 2.2 Option Price.

  (a) Pricing Limits. The purchase price per share of the Common Stock covered by each Option shall be determined by the Committee at the time of the Award, but shall not be less than 100% (110% in the case of an Incentive Stock Option granted to an Eligible Employee who owns or is deemed to own under Section 424(d) of the Code more than 10% of the total combined voting power of all classes of stock of the Corporation) of the Fair Market Value of the Common Stock on the date of grant.

  (b) Payment Provisions. The purchase price of any shares purchased on exercise of an Option granted under this Article shall be paid in full at the time of each purchase in one or a combination of the following methods: (i) in cash or by electronic funds transfer; (ii) by check payable to the order of the Corporation;(iii) if authorized by the Committee or specified in the applicable Award Agreement, by a promissory note of the Eligible Employee consistent with the requirements of Section 1.8; (iv) by notice and third party payment in such manner as may be authorized by the Committee; or (v) by the delivery of shares of Common Stock of the Corporation already owned by the Eligible Employee, provided, however, that the Committee may in its absolute discretion limit the Eligible Employee's ability to exercise an Award by delivering such shares. Shares of Common Stock used to satisfy the exercise price of an Option shall be valued at their Fair Market Value on the date of exercise.

 2.3 Limitations on Grant and Terms of Incentive Stock Options.

  (a) $100,000 Limit. To the extent that the aggregate "fair market value" of stock with respect to which incentive stock options first become exercisable by a Eligible Employee in any calendar year exceeds $100,000, taking into account both Common Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Company or any parent corporation, such options shall be treated as nonqualified stock options. For this purpose, the "fair market value" of the stock subject to options shall be determined as of the date the options were awarded. In reducing the number of options treated as incentive stock options to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Committee may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an Incentive Stock Option.

  (b) Option Period. Each Option and all rights thereunder shall expire no later than five (5) years after the Award Date.

  (c) Other Code Limits. There shall be imposed in any Award Agreement relating to Incentive Stock Options such terms and conditions as from time to time are required in order that the Option be an "incentive stock option" as that term is defined in Section 422 of the Code.

 2.4 Option Repricing/Cancellation and Regrant/Waiver of Restrictions.

  Subject to Section 1.4 and Section 4.6 and the specific limitations on Awards contained in this Plan, the Committee from time to time may authorize, generally or in specific cases only, for the benefit of any Eligible Employee any adjustment in the exercise or purchase price, the number of shares subject to, the restrictions upon or the term of, an Award granted under this Article by cancellation of an outstanding Award and a subsequent regranting of an Award, by amendment, by substitution of an outstanding Award, by waiver or by other legally valid means. Such amendment or other action may result among other changes in an exercise or purchase price which is higher or lower than the exercise or purchase price of the original or prior Award, provide for a greater or lesser number of shares subject to the Award, or provide for a longer or shorter vesting or exercise period. Notwithstanding the preceding sentence, if the exercise or purchase price of an Award is reduced by amendment, such price shall not be less than the Fair Market Value of the shares subject to the Award on the date of such amendment.

III. LIMITED STOCK APPRECIATION RIGHTS.

 3.1 Grants.

  In its discretion, the Committee may grant Stock Appreciation Rights to any Eligible Employee either concurrently with the grant of an Option or in respect of an outstanding Option, in whole or in part. Any Stock Appreciation Right granted in connection with an Incentive Stock Option shall contain such terms as may be required to comply with the provisions of Section 422 of the Code and the regulations promulgated thereunder, unless the Eligible Employee otherwise agrees.

 3.2 Exercise of Stock Appreciation Rights.

  (a) Exercisability. The exercisability provisions of a Stock Appreciation Right shall be subject to Section 3.4. Unless the Award Agreement or the Committee otherwise provides, a Stock Appreciation Right shall be exercisable at such time or times, and to the extent, that the related Option shall be exercisable.

  (b) Effect on Available Shares. In the event that a Stock Appreciation Right is exercised, the number of shares of Common Stock subject to a related Option shall be charged against the maximum amount of Common Stock that may be delivered pursuant to Awards under this Plan. The number of shares subject to the Stock Appreciation Right and the related Option of the Eligible Employee shall also be reduced by such number of shares.

 3.3 Payment.

  (a) Amount. Unless the Committee otherwise provides, upon exercise of a Stock Appreciation Right and surrender of an exercisable portion of any related Award, the Eligible Employee shall be entitled to receive payment of an amount determined by multiplying

    (i) the difference obtained by subtracting the exercise price per share of Common Stock under the related Award (if applicable) or the initial share value specified in the Award from the Fair Market Value of a share of Common Stock on the date of exercise of the Stock Appreciation Right, by

    (ii) the number of shares with respect to which the Stock Appreciation Right shall have been exercised.

  (b) Form of Payment. The Committee, in its sole discretion, shall determine the form in which payment shall be made of the amount determined under paragraph (a) above, either solely in cash, solely in shares of Common Stock (valued at Fair Market Value on the date of exercise of the Stock Appreciation Right), or partly in such shares and partly in cash, provided that the Committee shall have determined that such exercise and payment are consistent with applicable law. If the Committee permits the Participant to elect to receive cash or shares (or a combination thereof) on such exercise, any such election shall be subject to such conditions as the Committee may impose and, in the case of any Section 16 Person, any election to receive cash shall be subject to any applicable limitations under Rule 16b-3.

 3.4 Limited Stock Appreciation Rights.

  Stock Appreciation Rights shall be exercisable only upon or in respect of one or more specified event, (including but not limited to a change in control), shall relate to or operate in tandem with or substitution for Options, may be payable in cash or in shares of equivalent value on the date of exercise, and shall be exercisable only at a specified time or during a specified period not more than six months and 10 days before, after or including such event.

IV. OTHER PROVISIONS.

 4.1 Rights of Eligible Employees and Beneficiaries.

  (a) Employment Status. Status as an Eligible Employee shall not be construed as a commitment that any Award will be made under this Plan to an Eligible Employee or to Eligible Employees generally.

  (b) No Employment Contract. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Eligible Employee any right to continue in the employ or other service of the Company or constitute any contract or agreement of employment or other service, nor shall interfere in any way with the right of the Company to change such person's compensation or other benefits or to terminate the employment of such person, with or without cause, but nothing contained in this Plan or any document related hereto shall adversely affect any independent contractual right of such person without his or her consent thereto.

  (c) Plan Not Funded. Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such Awards. No Eligible Employee, Beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Company by reason of any Award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Company and any Eligible Employee, Beneficiary or other person. To the extent that an Eligible Employee, Beneficiary or other person acquires a right to receive payment pursuant to any Award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company.

 4.2 Adjustments; Acceleration.

  (a) Adjustments. If there shall occur any extraordinary dividend or other extraordinary distribution in respect of the Common Stock (whether in the form of cash, Common Stock, other securities, or other property), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Corporation, or there shall occur any other like corporate transaction or event in respect of the Common Stock or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in such manner and to such extent (if any) as it deems appropriate and equitable (1) proportionately adjust any or all of (a) the number and type of shares of Common Stock (or other securities) which thereafter may be made the subject of Awards (including the specific maxima and numbers of shares set forth elsewhere in this Plan), (b) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding Awards, (c) the grant, purchase, or exercise price of any or all outstanding Awards, (d) the securities, cash or other property deliverable upon exercise of any outstanding Awards, or (2) in the case of an extraordinary dividend or other distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a cash payment or for the substitution or exchange of any or all outstanding Awards or the cash, securities or property deliverable to the holder of any or all outstanding Awards based upon the distribution or consideration payable to holders of the Common Stock of the corporation upon or in respect of such event; provided, however, in each case, that with respect to Awards of Incentive Stock Options, no such adjustment shall be made which would cause the Plan to violate Section 424(a) of the Code or any successor provisions thereto.

  (b) Acceleration of Awards Upon Change in Control. As to any Eligible Employee, unless prior to a Change in Control Event the Committee determines that, upon its occurrence, there shall be no acceleration of benefits under Awards or determines that only certain or limited benefits under Awards shall be accelerated and the extent to which they shall be accelerated, and/or establishes a different time in respect of such Event for such acceleration, then upon the occurrence of a Change in Control Event each Option and Stock Appreciation Right shall become immediately exercisable; provided, however, that in no event shall any Award be accelerated as to any Section 16 Person to a date less than six months after the Award Date of such Award. The Committee may override the limitations on acceleration in this Section 4.2(b) by express provision in the Award Agreement and may accord any Eligible Employee a right to refuse any acceleration, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve. Any acceleration of Awards shall comply with applicable regulatory requirements, including without limitation Section 422 of the Code.

  (c) Possible Early Termination of Accelerated Awards. If any Option or other right to acquire Common Stock under this Plan (other than under Article VI) has been fully accelerated as permitted by Section 4.2(b) but is not exercised prior to (i) a dissolution of the Corporation, or (ii) a reorganization event described in Section 4.2(a) that the Corporation does not survive, or (iii) the consummation of reorganization event described in Section 4.2(a) that results in a Change of Control approved by the Board, and no provision has been made for the survival, substitution, exchange or other settlement of such Option or right, such Option or right shall thereupon terminate.

 4.3 Effect of Termination of Employment.

  The Committee shall establish in respect of each Award granted to an Eligible Employee the effect of a termination of employment on the rights and benefits thereunder and in so doing may make distinctions based upon the cause of termination.

 4.4 Compliance with Laws.

  This Plan, the granting and vesting of Awards under this Plan and the issuance and delivery of shares of Common Stock and/or the payment of money under this Plan or under Awards granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

 4.5 Tax Withholding.

  (a) Cash or Shares. Upon any exercise or payment of any Award, the Company shall have the right at its option to (i) require the Eligible Employee (or Personal Representative or Beneficiary, as the case may be) to pay or provide for payment of the amount of any taxes which the Company may be required to withhold with respect to such transaction or (ii) deduct from any amount payable in cash the amount of any taxes which the Company may be required to withhold with respect to such cash amount. In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Committee may grant (either at the time of the Award or thereafter) to the Eligible Employee the right to elect, pursuant to such rules and subject to such conditions as the Committee may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares valued at their then Fair Market Value, to satisfy such withholding obligation.

  (b) Tax Loans. The Company may, in its discretion, authorize a loan to an Eligible Employee in the amount of any taxes which the Company may be required to withhold with respect to shares of Common Stock received (or disposed of, as the case may be) pursuant to a transaction described in subsection (a) above. Such a loan shall be for a term, at a rate of interest and pursuant to such other terms and conditions as the Company, under applicable law may establish and such loan need not comply with the provisions of Section 1.8.

 4.6 Plan Amendment, Termination and Suspension.

  (a) Board Authorization. The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No Awards may be granted during any suspension of this Plan or after termination of this Plan, but the Committee shall retain jurisdiction as to Awards then outstanding in accordance with the terms of this Plan.

  (b) Shareholder Approval. If any amendment would (i) materially increase the benefits accruing to Eligible Employees under this Plan, (ii) materially increase the aggregate number of securities that may be issued under this Plan, or (iii) materially modify the requirements as to eligibility for participation in this Plan, then to the extent then required by Rule 16b-3 to secure benefits thereunder or to avoid liability under Section 16 of the Exchange Act (and Rules thereunder) or required under Section 425 of the Code or any other applicable law, or deemed necessary or advisable by the Board, such amendment shall be subject to shareholder approval.

  (c) Amendments to Awards. Without limiting any other express authority of the Committee under but subject to the express limits of this Plan, the Committee by agreement or resolution may waive conditions of or limitations on Awards to Eligible Employees that the Committee in the prior exercise of its discretion has imposed, without the consent of an Eligible Employee, and may make other changes to the terms and conditions of Awards that do not affect in any manner materially adverse to the Eligible Employee, his or her rights and benefits under an Award.

  (d) Limitations on Amendments to Plan and Awards. No amendment, suspension or termination of the Plan or change of or affecting any outstanding Award shall, without written consent of the Eligible Employee, affect in any manner materially adverse to the Participant any rights or benefits of the Eligible Employee or obligations of the Corporation under any Award granted under this Plan prior to the effective date of such change. Changes contemplated by
Section 4.2 shall not be deemed to constitute changes or amendments for purposes of this Section 4.6.

 4.7 Privileges of Stock Ownership.

  Except as otherwise expressly authorized by the Committee or this Plan, an Eligible Employee shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by him or her. No adjustment will be made for dividends or other rights as a shareholders for which a record date is prior to such date of delivery.

 4.8 Effective Date of the Plan.

  This Plan shall be effective as of November 15, 1993, the date of Board approval, subject to shareholder approval within 12 months thereafter.

 4.9 Term of the Plan.

  No Award shall be granted more than ten years after the effective date of this Plan (the "termination date"). Unless otherwise expressly provided in this Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and all authority of the Committee with respect to Awards hereunder shall continue during any suspension of this Plan and in respect of outstanding Awards on such termination date.

 4.10 Governing Law/Construction/Severability.

  (a) Choice of Law. This Plan, the Awards, all documents evidencing Awards and all other related documents shall be governed by, and construed in accordance with the laws of the state of incorporation of the Corporation.

  (b) Severability. If any provision shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

  (c) Plan Construction. It is the intent of the Corporation that this Plan and Awards hereunder satisfy and be interpreted in a manner that in the case of Participants who are or may be subject to Section 16 of the Exchange Act satisfies the applicable requirements of Rule 16b-3 so that such persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under
Section 16 of the Exchange Act and will not be subjected to avoidable liability thereunder. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed above, that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict.

 4.1 Captions.

  Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

 4.12 Effect of Change of Subsidiary Status.

  For purposes of this Plan and any Award hereunder, if an entity ceases to be a Subsidiary a termination of employment shall be deemed to have occurred with respect to each employee of such Subsidiary who does not continue as an employee of another entity within the Company.

 4.13 Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

V. DEFINITIONS.

 5.1 Definitions.

  (a) "Award" shall mean an award of any Option or Stock Appreciation Right, or any combination thereof, whether alternative or cumulative, authorized by and granted under this Plan.

  (b) "Award Agreement" shall mean any writing setting forth the terms of an Award that has been authorized by the Committee.

  (c) "Award Date" shall mean the date upon which the Committee took the action granting an Award or such later date as the Committee designates as the Award Date at the time of the Award or, in the case of Awards under Article VI, the applicable dates set forth therein.

  (d) "Award Period" shall mean the period beginning on an Award Date and ending on the expiration date of such Award.

  (e) "Beneficiary" shall mean the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death, and shall mean the Participant's executor or administrator if no other Beneficiary is identified and able to act under the circumstances.

  (f) "Board" shall mean the Board of Directors of the Corporation.

  (g) "Change in Control Event" shall mean any of the following:

    (1) Approval by the shareholders of the Corporation of the dissolution or liquidation of the Corporation;

    (2) Approval by the shareholders of the Corporation of an agreement to merge or consolidate, or otherwise reorganize, with or into one or more entities that are not Subsidiaries, as a result of which less than 50% of the outstanding voting securities of the surviving or resulting entity immediately after the reorganization are, or will be, owned by shareholders of the Corporation immediately before such reorganization (assuming for purposes of such determination that there is no change in the record ownership of the Corporation's securities from the record date for such approval until such reorganization but taking into consideration securities of the other parties to such reorganization held by such record holders);

    (3) Approval by the shareholders of the Corporation of the sale of substantially all of the Corporation's business and/or assets to a person or entity which is not a Subsidiary; or

    (4) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) (other than a person having beneficial ownership of the securities of the Corporation at the time of adoption of this Plan or an affiliate of such person, or any successor, heir, descendent or related party of or to any of them) becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing more than 50% of the combined voting power of the Corporation's then outstanding securities entitled to then vote generally in the election of directors of the Corporation.

  (h) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

  (i) "Commission" shall mean the Securities and Exchange Commission.

  (j) "Committee" shall mean the entire Board or a committee appointed by the Board to administer this Plan, which committee shall be comprised only of two directors or such greater number of directors as may be required under Rule 16b-3 or applicable law, each of whom, during such time as one or more Eligible

Employees may be subject to Section 16 of the Exchange Act, shall unless the Board otherwise provides be Disinterested.

  (k) "Common Stock" shall mean the Common Stock of the Corporation and such other securities or property as may become the subject of Awards, or become subject to Awards, pursuant to an adjustment made under Section 4.2 of this Plan.

  (l) "Company" shall mean, collectively, the Corporation and its Subsidiaries.

  (m) "Corporation" shall mean Hondo Oil & Gas Company, a Delaware corporation, and its successors.

  (n) "Disinterested" shall mean disinterested within the meaning of any applicable regulatory requirements, including Rule 16b-3.

  (o) "Eligible Employee" shall mean an officer (whether or not a director) or key executive, administrative, managerial, production, marketing or sales employee of the Company, or any Other Eligible Person.

  (p) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

  (q) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

  (r) "Fair Market Value" shall mean (i) if the stock is listed or admitted to trade on a national securities exchange, the closing price of the stock on the Composite Tape, as published in the Western Edition of The Wall Street Journal, of the principal national securities exchange on which the stock is so listed or admitted to trade, on such date, or, if there is no trading of the stock on such date, then the closing price of the stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares; (ii) if the stock is not listed or admitted to trade on a national securities exchange, the last price for the stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD") through the NASDAQ National Market Reporting System or a similar organization if the NASD is no longer reporting such information; (iii) if the stock is not listed or admitted to trade on a national securities exchange and is not reported on the National Market Reporting System, the mean between the bid and asked price for the stock on such date, as furnished by the NASD or a similar organization; or (iv) if the stock is not listed or admitted to trade on a national securities exchange, is not reported on the National Market Reporting System and if bid and asked prices for the stock are not furnished by the NASD or a similar organization, the value as established by the Committee at such time for purposes of this Plan.

  (s) "Incentive Stock Option" shall mean an Option which is designated as an incentive stock option within the meaning of Section 422 of the Code, the award of which contains such provisions as are necessary to comply with that section.

  (t) "Nonqualified Stock Option" shall mean an Option that is designated as a Nonqualified Stock Option and shall include any Option intended as an Incentive Stock Option that fails to meet the applicable legal requirements thereof. Any Option granted hereunder that is not designated as an incentive stock option shall be deemed to be designated a nonqualified stock option under this Plan and not an incentive stock option under the Code.

  (u) "Non-Employee Director" shall mean a member of the Board of Directors of the Corporation who is not an officer or employee of the Company or any holder of more than 10 percent of the Common Stock of the Corporation.

  (v) "Option" shall mean an option to purchase Common Stock under this Plan. The Committee shall designate any Option granted to an Eligible Employee as a Nonqualified Stock Option or an Incentive Stock Option. Options granted under
Article VI shall be Nonqualified Stock Options.

  (w) "Other Eligible Person" shall mean any other person (including significant agents and consultants) who performs substantial services for the Company of a nature similar to those performed by key employees and who would not compromise the Corporation's ability to register the shares on Form S-8, selected to participate in this Plan by the Committee from time to time; provided that in no event shall a Director be selected as an Other Eligible Person.

  (x) "Personal Representative" shall mean the person or persons who, upon the disability or incompetence of an Eligible Employee, shall have acquired on behalf of the Participant, by legal proceeding or otherwise, the power to exercise the rights or receive benefits under this Plan and who shall have become the legal representative of the Eligible Employee.

  (y) "Plan" shall mean this 1993 Stock Incentive Plan.

  (z) "Rule 16b-3" shall mean Rule 16b-3 as promulgated by the Commission pursuant to the Exchange Act, as amended from time to time but subject to any applicable transition rules.

  (aa) "Section 16 Person" shall mean a person subject to Section 16(a) of the Exchange Act.

  (bb) "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

  (cc) "Stock Appreciation Right" shall mean a right to receive a number of shares of Common Stock or an amount of cash, or a combination of shares and cash, the aggregate amount or value of which is determined by reference to a change in the Fair Market Value of the Common Stock that is authorized under this Plan.

  (dd) "Subsidiary" shall mean any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation.

  (ee) "Total Disability" shall mean a "permanent and total disability" within the meaning of Section 22(e)(3) of the Code and (except in the case of a Non-Employee Director) such other disabilities, infirmities, afflictions or conditions as the Committee by rule may include.

VI. NON-EMPLOYEE DIRECTOR OPTIONS.

 6.1 Participation.

  Awards under this Article VI shall be made only to Non-Employee Directors.

 6.2 Option Grants.

  (a) Time of Award. Persons who are Non-Employee Directors in office on November 15, 1993 shall be granted, subject to approval of this Plan by the shareholders of the Corporation, without further corporate action an Option to purchase 15,000 shares of Common Stock at $7.50 per share, subject to adjustment as set forth in the form of Award Agreement attached hereto as Exhibit A. After November 15, 1993 and subject to the approval of this Plan by the shareholders of the Corporation, if any person who is not then an officer or employee of the Company shall become an eligible Non-Employee Director of the Corporation, there shall be granted automatically to such person (without any action by the Board or Committee) a Nonqualified Stock Option (the Award Date of which shall be the date such person takes office) to purchase 15,000 shares of Common Stock.

  (b) Maximum Number of Awards. A Non-Employee Director shall not receive more than one Nonqualified Stock Option under this Section 6.2.

 6.3 Option Price.

  The purchase price per share of the Common Stock covered by each Option granted after November 15, 1993 pursuant to Section 6.2 hereof shall be 100 percent of the Fair Market Value of the Common Stock on the Award Date.

 6.4 Option Period and Exercisability.

  Each Option granted under this Article VI and all rights or obligations thereunder shall commence on the Award Date and expire five years thereafter and shall be subject to earlier termination as provided below. Each Option granted under Section 6.2 shall become exercisable in two equal installments commencing six months and eighteen months after the Award Date. Each person granted an option hereunder shall exercise and deliver to the Corporation an agreement in such form, duly completed by an officer of the Corporation.

 6.5 Other Option Terms.

  Other terms, conditions, and provisions of the Options granted pursuant to
Section 6.2 hereof are set forth in the form of Non-Employee Director Award Agreement which is attached hereto as Exhibit A and incorporated herein by this reference.

 6.6 Limitation on Amendments.

  The provisions of this Article VI shall not be amended more than once every six months (other than as may be necessary to conform to any applicable changes in the Code or the rules thereunder), unless such amendment would be consistent with the provisions of Rule 16b-3(c)(2)(ii) (or any successor provision).

                                                                      EXHIBIT A

                            HONDO OIL & GAS COMPANY

                             NONEMPLOYEE DIRECTOR
                      NONQUALIFIED STOCK OPTION AGREEMENT

  THIS AGREEMENT dated as of the      day of          199 , between Hondo Oil
& Gas Company, a Delaware corporation (the "Corporation"), and
(the "Director").

                              W I T N E S S E T H

  WHEREAS, the Corporation has granted to the Director effective as of the
     day of         , 199  (the "Award Date") a nonqualified stock option to
purchase all or any part of 15,000 authorized but unissued or treasury shares of Common Stock, $1.00 par value, of the Corporation upon the terms and conditions set forth herein and under the terms of Article VI of the Hondo Oil & Gas Company 1993 Stock Incentive Plan (the "Plan").

  NOW, THEREFORE, in consideration of services rendered and to be rendered by the Director, the parties agree as follows:

  1. Grant of Option. This Agreement evidences the Corporation's grant to the Director of the right and option to purchase, on the terms and conditions set forth herein, all or any part of an aggregate of 15,000 shares of the Common
Stock at the price of $     per share (the "Option"), exercisable from time to
time, subject to the provisions of this Agreement, prior to the close of business on the day before the fifth anniversary of the Award Date (the "Expiration Date"). Such price is not less than the fair market value of the Common Stock as of the Award Date.

  2. Exercisability of Option. The Option shall become exercisable in installments as to 50% of the aggregate number of shares set forth in Section
1 hereof (subject to adjustment) on and after       , 199 /1/ (Insert date
which is 6 months after Award Date) and as to the remaining 50% of such
aggregate number of shares (subject to adjustment) on        , 199 /2/.
(Insert date which is 18 months after Award Date) To such extent the Option may be exercised, in whole or in part, from time to time, until its expiration or earlier termination.

  To the extent the Director does not in any period purchase all or any part of the shares to which the Director is entitled, the Director has the right cumulatively thereafter to purchase any shares not so purchased and such right shall continue until the Option terminates or expires. Fractional share interests shall be disregarded, but may be cumulated. No fewer than 100 shares may be purchased at any one time, unless the number purchased is the total number at the time available for purchase under the Option.

- --------
1. (Insert date which is 6 months after Award Date)
2. (Insert date which is 18 months after Award Date)

  3. Method of Exercise of Option. The Option shall be exercisable by the delivery to the Corporation of a written notice stating the number of shares to be purchased pursuant to the Option and accompanied by payment made

    (a) in cash or by check payable to the order of the Corporation;

    (b) by exchange of Common Stock of the Corporation, then having been owned by the Director for at least six months, having a then fair market value (as determined by the Board) equal to such purchase price; or

    (c) in any combination of the consideration permitted by the foregoing subsections;

subject to such further limitations, rules and procedures as the Committee may from time to time establish as to any non-cash payment by persons exercising options.

  4. No Service Commitment. Nothing contained in this Agreement (or in any other documents related to this Agreement) shall confer upon Director any right to continue to serve as a director of the Corporation nor shall interfere in any way with any right of the Corporation to terminate the Director's service as a director, with or without cause. Nothing contained in this Agreement shall influence the construction or interpretation of the Corporation's Articles of Incorporation or Bylaws regarding service on the Board.

  5. Effect of Termination of Service. If the Director dies or becomes disabled while serving as a director, the Option shall immediately become and shall remain fully exercisable for twelve (12) months after the date the Director becomes disabled or dies or until the expiration of the stated term of this Option, whichever first occurs, and shall thereafter terminate. If the Director's services as a member of the Board terminate for any other reason, then any portion of this Option which is not then exercisable shall terminate and any portion of this Option which is then exercisable may be exercised for three (3) months after the date of such termination (provided that if the Director dies or becomes disabled during such period, then such period shall be extended an additional twelve (12) months) or until the expiration of the stated term, whichever first occurs, and shall thereafter terminate.

  6. Termination of Option Under Certain Events. The Option to the extent not previously exercised shall terminate upon an event or transaction which the Corporation does not survive provided that (1) the Director shall have at least ten (10) days advance notice of any such termination, and the Director shall have had the right prior to or simultaneously with the consummation of the event or other transaction to exercise this Option, or (2) the Board (or the terms of such transaction) shall have provided for and the stockholders shall have approved an adjustment pursuant to the provisions of Section 8 below of the securities or other property deliverable upon exercise of the Option, to the extent then exercisable in accordance with the terms hereof or by acceleration similarly approved.

  7. Non-Transferability of Option. This Option may be exercised only by, and shares issuable pursuant to this Option shall be paid only to the Director or, if the Director has died, the Director's beneficiary or, if the Director has suffered a disability, the Director's personal representative, if any, or if there is none, the Director or (to the extent permitted by applicable law and Rule 16b-3 under the Securities and Exchange Act of 1934) to a third party pursuant to such conditions and procedures as the Board of Directors of the Corporation may establish. Other than by will or the laws of descent and distribution or pursuant to an exception (by rule or interpretation) to transfer restrictions under Rule 16b-3, no right or benefit under this Option shall be transferrable by the Director or shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void. The Director's designation of a beneficiary shall not constitute a transfer for these purposes.

  8. Adjustments. If there shall occur any extraordinary distribution in respect of the Common Stock (whether in the form of Common Stock, other securities, or other property), or any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, reorganization, merger, combination, consolidation, split-up, spin-off, combination, or exchange of Common Stock or other securities of the Corporation, or a sale of substantially all of the assets of the Corporation as an entirety, then the Board shall, in such manner and to such extent (if any) as may be appropriate and equitable (1) proportionately adjust any or all of
(a) the number, amount and type of shares of Common Stock subject to this Option, (b) the vesting provisions of this Option, and (c) the exercise price of this Option, or (2) in the case of an extraordinary distribution, merger, reorganization, consolidation, combination, sale of assets, split up, exchange, or spin off, make provision for a substitution or exchange of this Option or for a change in the Common Stock deliverable upon exercise of this Option, based upon the distribution or consideration payable to holders of the Common Stock of the Corporation upon or in respect of such event; provided, however, that (i) such adjustment and the Board's actions in respect thereof are based on objective criteria and (ii) such adjustment is consistent with adjustments to comparable options (if any) held by persons other than directors of the Corporation.

  9. Compliance with Laws. This Option and the issuance and delivery of shares of Common Stock pursuant this Option are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal tax and securities laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Option shall be subject to such restrictions, and the Director shall, if requested by the Corporation, provide such assurances and representations to the Corporation as the Corporation may deem necessary or desirable to assure such compliance.

  10. Modification or Cancellation. Any modification of any of the provisions of this Agreement or cancellation or replacement of this Agreement shall not be valid unless in writing and signed by both parties.

  11. Notices. Any notice to be given under the terms of this Agreement shall be in writing and addressed to the Corporation at its principal office, to the attention of the Corporate Secretary and to the Director at the address given beneath the Director's signature hereto, or at such other address as either party may hereafter designate in writing to the other.

  12. Director not a Shareholder. Neither the Director nor any other person entitled to exercise the Option shall have any of the rights or privileges of a shareholder of the Corporation as to any shares of Common Stock not actually issued and delivered to him prior to delivery of the exercise price and satisfaction of all other conditions precedent to the due exercise of the Option and delivery of shares.

  13. Effect of Award Agreement. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Corporation except to the extent the Board determines otherwise.

  14. Laws Applicable to Construction. The Option has been granted, executed and delivered as of the day and year first above written, and the interpretation, performance and enforcement of the Option and this Agreement shall be governed by the laws of the State of Delaware.

  15. Stockholder Approval. Notwithstanding anything else contained herein to the contrary, this Agreement and the Option granted hereunder are subject to stockholder approval in accordance with the Corporation's By-Laws and applicable law.

  16. Plan. The Option is subject to, and the Director agrees to be bound by, all of the terms and conditions of the provisions of Articles I, IV, V and VI of the Plan. The Director acknowledges receipt of a copy of the Plan, which is made a part hereof by this reference.

  IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed on its behalf by a duly authorized officer and the Optionee has hereunto set his hand.

                                          HONDO OIL & GAS COMPANY
                                          (a Delaware corporation)

                                          By
                                            -----------------------------------

                                          Title
                                              ---------------------------------

                                          DIRECTOR

                                          -------------------------------------
                                                       (Signature)

                                          -------------------------------------
                                                      (Print Name)

                                          -------------------------------------
                                                        (Address)

                                          -------------------------------------
                                                 (City, State, Zip Code)

                               CONSENT OF SPOUSE

  In consideration of the execution of the foregoing Nonqualified Stock Option
Agreement by Hondo Oil & Gas Company, I,                             , the
spouse of the Director herein named, do hereby join with my spouse in executing the foregoing Nonqualified Stock Option Agreement and do hereby agree to be bound by all of the terms and provisions thereof.



DATED:               , 19  .
                                          -------------------------------------
                                                   Signature of Spouse

PROXY
                            HONDO OIL & GAS COMPANY

               Annual Meeting of Shareholders, February 24, 1994

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned hereby appoints John J. Hoey and C.B. McDaniel, or either of them, attorneys and proxies to represent the undersigned, with power of substitution, to appear and to vote all of the shares of stock of HONDO OIL & GAS COMPANY (the "Company") which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of the Company to be held in the Second Floor Conference Room, United New Mexico Bank, 200 Lomas, N.W., Albuquerque, New Mexico, on Thursday, February 24, 1994 at 10:00 A.M., or any adjournment thereof.


                 (Continued and To Be Signed on Reverse Side)


                                                                /X/  Please mark
                                                                      your vote
                                                                      this way
                               ------------
                                  COMMON

1. Election of Directors                 INSTRUCTION: To withhold authority to
                                         vote for any individual nominee, strike
     FOR all nominees       WITHHOLD     a line through the nominee's name on
     listed at the right    AUTHORITY    the list below.
     (except as marked   to vote for all
     to the contrary)    nominees listed     ROBERT O. ANDERSON, JOHN J. HOEY,
                            at right         C.B. McDANIEL, DOUGLAS G. McNAIR,
                                             JOHN F. PRICE, R.W. ROWLAND,
          / /                  / /           P.G.B. SPICER AND R.E. WHITTEN

2. Approval of the 1993 Stock Incentive
   Plan

      FOR     AGAINST      ABSTAIN

      / /       / /          / /

3. Upon such other business as may
   properly come before said meeting,
   or any adjournment thereof.

UNMARKED PROXIES SHALL BE VOTED IN FAVOR OF EACH OF
THE FOREGOING MATTERS UNLESS SPECIFIED TO THE CONTRARY.

Receipt of copies of the Proxy Statement dated January 28, 1994 and the 1993 Annual Report is hereby acknowledged.

              Annual Meeting: February 24, 1994

Please date and sign exactly as name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full corporate name by duly authorized officer. Executors, trustees, etc. should give full title as such.

Dated:
       -------------------------------------------------

- --------------------------------------------------------
               (Signature of Shareholder)

- --------------------------------------------------------
               (Signature of Shareholder)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Please return this proxy promptly in the enclosed envelope which requires no postage if mailed in the U.S.A.